REVENUE FROM CONTRACTS WITH CUSTOMERS	12 Months Ended
Dec. 31, 2022
Revenue from Contract with Customer [Abstract]
Revenue from Contract with Customer	REVENUE FROM CONTRACTS WITH CUSTOMERS

The following table provides information about receivables, contract assets and contract liabilities from contracts with customers:

(in thousands of $)	2022	2021
Trade accounts receivable from contracts with customers, net (1)	10,209	1,505
Contract assets, current (2)	10,102	1,958
Contract liabilities, current (2)	(1,585)	(115)

(1)Trade accounts receivable from contracts with customers, net, relate to receivables from drilling contracts, voyage charter receivables and demurrage receivables, net of allowance for expected credit losses. The expected credit losses relating to trade accounts receivable from contracts with customers was $0.3 million as of December 31, 2022 (2021: $0.1 million). (See also Note 13: Trade Accounts Receivable and Other Receivables and Note 28: Allowance for Expected Credit Losses).
(2)Contract assets, current, and contract liabilities, current are included in "Prepaid expenses and accrued income" and "Other current liabilities", respectively, in the Consolidated Balance Sheets. Contract assets and liabilities are settled within 30 to 45 days of the balance sheet date.

As of December 31, 2022 and December 31, 2021, there were no fees received in respect of mobilization or demobilization of the drilling rigs for inclusion in contract revenues or liabilities.